SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	001-34592	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                                   N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 29, 2010, Entech Solar, Inc. (the “Company”) and The Quercus Trust entered into a Preferred Stock Exchange Agreement (the “Exchange Agreement”), pursuant to which The Quercus Trust exchanged all of its interest in the Company’s outstanding shares of Series D Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”) for an equal number of newly created shares of the Company’s Series D-1 Convertible Preferred Stock, par value $0.01 per share (“Series D-1 Preferred Stock”).  The Series D Preferred Stock and Series D-1 Preferred Stock have all of the same rights and preferences, except the Series D-1 Preferred Stock does not contain the right to exclusively elect or appoint any members to the Company’s Board of Directors.  Please see Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year below for additional description of the Series D-1 Preferred Stock.  In addition, The Quercus Trust also exchanged its warrant to acquire shares of Series D Preferred Stock for a warrant to acquire an equal number of shares of Series D-1 Preferred Stock.

On November 29, 2010, the Company also entered into a Preferred Stock Cancellation Agreement with The Quercus Trust.  Under the terms of the Preferred Stock Cancellation Agreement, The Quercus Trust cancelled all of its interest in the Company’s Series I Preferred Stock, par value $0.01 per share (“Series I Preferred Stock”).  As a result, The Quercus Trust no longer holds any exclusive rights to appoint or elect any members to our Board of Directors as were previously provided for under the Series I Preferred Stock.

The Quercus Trust is a family trust of which David Gelbaum is a trustee.  Mr. Gelbaum is the President and Chief Executive Officer of the Company and Chairman of its Board of Directors.

The disclosures above are qualified in their entirety by, and are subject to, the full text of the Certificate of Designations which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein, and by the full text of the Exchange Agreement and the Preferred Stock Cancellation Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

   With respect to the issuance of Series D-1 Preferred Stock, the disclosure in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

In connection with the foregoing issuance, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offering and sale was made to a single person, who is an accredited investor, and transfer is restricted by the Company in accordance with the requirements of the Securities Act.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

On November 29, 2010, in connection with its issuance of Series D-1 Preferred Stock to The Quercus Trust, the Company filed a Certificate of Designations, Preferences and Rights for the Series D-1 Preferred Stock (the “Certificate of Designations”). Pursuant to the Certificate of Designations, the Series D-1 Preferred Stock shall, with respect to dividend rights, rights upon liquidation, winding-up or dissolution, rank: (a) senior to the Company's common stock, and any other class or series of preferred stock; and (b) junior to all existing and future indebtedness of the Company. In addition, the Series D-1 Preferred Stock: (i) shall be entitled to the receipt of dividends on an as-converted to common stock basis in the event any dividends are declared or paid or any other distribution is made on or with respect to the Company’s common stock; (ii) shall vote together with the holders of the Company’s common stock, par value $0.001 per share, as a single class and on an as-converted to common stock basis on all matters submitted for a vote of holders of common stock and shall have certain class voting rights with respect to certain material corporate transactions and certain amendments to the Company’s governing documents; (iii) in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series D-1 Preferred Stock will be entitled to receive an amount equal to $2.76 (the “Issue Price”) per share of Series D-1 Preferred Stock (as adjusted for any subdivision, combination, consolidation or reclassification with respect to the Series D-1 Preferred Stock), plus the amount of any declared but unpaid dividends on the Series D-1 Preferred Stock as of such date (the “Liquidation Preference”).  The payment of the Liquidation Preference will be made before any payment will be made to the holders of any class or series of the Company’s capital stock ranking junior to the Series D-1 Preferred Stock as to liquidation rights.  Following payment of the Liquidation Preference, and any preferential amounts payable to the holders of any other class or series of the Company’s preferred stock, the holders of the Series D-1 Preferred Stock will be entitled to participate with the holders of the Company’s common stock in the distribution of any remaining proceeds as if the Series D-1 Preferred Stock had been converted into shares of common stock immediately prior to such liquidation.  In addition, the holder of any Series D-1 Preferred Stock shall have the right, at its option at any time to convert any of its shares of Series D-1 Preferred Stock into the number of shares of the Company’s common stock as is obtained by (x) multiplying the number of shares of Series D-1 Preferred Stock to be converted by the Issue Price and (y) dividing the result by the then applicable conversion price, which at the time of filing the Certificate of Designations was $0.22.  The conversion price is subject to adjustment, including among other things, in the event the Company sells or issues common stock, or securities convertible into common stock, for a price of less than the then applicable conversion price.

In addition to the foregoing, upon filing of the Certificate of Designations there shall no longer be any authorized shares of Series D Preferred Stock.

The disclosures above are qualified in their entirety by, and are subject to, the full text of the Certificate of Designations which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit Number	Description of Exhibit

4.1	Certificate of Designations, Preferences, and Rights of Series D-1 Convertible Preferred Stock.

10.1	Preferred Stock Exchange Agreement dated November 29, 2010, by and between Entech Solar, Inc. and The Quercus Trust.

10.2	Preferred Stock Cancellation Agreement dated November 29, 2010, by and between Entech Solar, Inc. and The Quercus Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Shelley Hollingsworth
Chief Financial Officer

Dated: December 3, 2010

Exhibits.

Exhibit Number	Description of Exhibit

4.1	Certificate of Designations, Preferences, and Rights of Series D-1 Convertible Preferred Stock.

10.1	Preferred Stock Exchange Agreement dated November 29, 2010, by and between Entech Solar, Inc. and The Quercus Trust.

10.2	Preferred Stock Cancellation Agreement dated November 29, 2010, by and between Entech Solar, Inc. and The Quercus Trust.